UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. 1)

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Filed by a Party other than the Registrant [ ]
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[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

ANIKA THERAPEUTICS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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EXPLANATORY NOTE

This Amendment No. 1 (the “Amendment”) amends the Definitive Proxy Statement (the “Proxy Statement”) filed by Anika Therapeutics, Inc. (the “Company,” “we,” “our,” or “us”) with the Securities and Exchange Commission (the “SEC”) on April 20, 2016. The Proxy Statement was filed in connection with the Company’s 2016 Annual Meeting of Stockholders to be held on June 1, 2016 (the “Annual Meeting”).

At the direction of the Company’s Board of Directors, the Company is filing this Amendment to amend and restate Proposal 2 set forth in the Proxy Statement, titled “Approval of an Amendment to the Company’s Restated Articles of Organization to Increase Authorized Common Shares to 120,000,000 from 30,000,000,” to indicate that the Board of Directors has altered the proposed amendment of the Company’s Restated Articles of Organization by decreasing the proposed aggregate number of shares of common stock that the Company is authorized to issue from 120,000,000 shares to 60,000,000 shares. Proposal 2 in the Proxy Statement is hereby amended and replaced in its entirety with the contents of Proposal 2, as contained in this Amendment, titled “Approval of an Amendment to the Company’s Restated Articles of Organization to Increase Authorized Common Shares to 60,000,000 from 30,000,000.” For clarity, all additional references in the Proxy Statement (including in the Notice of Annual Meeting) to 120,000,000 shares shall hereby be amended to reference 60,000,000 shares. The sections of the Proxy Statement that are not altered by this Amendment are unchanged and continue in full force and effect as originally filed. The Company has also filed an updated Proxy Card with this Amendment. Capitalized terms used but not otherwise defined in this Amendment have the meanings ascribed to them in the Proxy Statement. This Amendment should be read together with the Proxy Statement, and the information contained in this Amendment modifies and supersedes any inconsistent material with respect to Proposal 2 contained in the Proxy Statement, and for clarity, all references to Proposal 2 contained in the Proxy Statement should be read to refer to Proposal 2 as contained in this Amendment.

If you have already voted on Proposal 2, you do not need to take any further action unless you wish to change your vote. If you have previously voted and would like to change your vote with respect to Proposal 2, as amended hereby, you may change your vote in the manner set forth in the Proxy Statement. Any previously submitted proxy votes for Proposal 2, which are not revoked, will continue to be voted in accordance with the proxies as originally cast with respect to Proposal 2. Other important information regarding how to vote your shares and revoke proxies already cast is available in the Proxy Statement under the caption “The Annual Meeting of Stockholders.” No matter how many shares of the Company you own, your vote is important!

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PROPOSAL 2:

APPROVAL OF AN AMENDMENT TO THE COMPANY’S RESTATED ARTICLES OF ORGANIZATION TO INCREASE AUTHORIZED COMMON SHARES TO 60,000,000 FROM 30,000,000

General

The Board of Directors has adopted, subject to stockholder approval, an amendment to the Company’s Restated Articles of Organization, as amended, to increase the aggregate number of shares of common stock that the Company is authorized to issue to 60,000,000 shares, par value $0.01, from 30,000,000 shares, par value $0.01. Pursuant to various sections of the Massachusetts Business Corporations Act and the Company’s Restated Articles of Organization, as amended, shareholder approval of this amendment is required to make it effective.

As of April 4, 2016, the Record Date for this Annual Meeting, 14,768,325 shares of common stock were outstanding. Approximately 1.2 million shares were reserved for issuance upon the exercise of equity awards granted or authorized under the Second Amended 2003 Plan, and approximately an additional 0.9 million shares were reserved for issuance under the Second Amended 2003 plan generally. Accordingly, we currently expect to have only approximately 13.1 million shares of common stock available for future issuance.

Purpose and Effect of the Amendment

The Company believes that an increase in the authorized shares of our common stock would place us in a more competitive position relative to our peers and our competitors, the large majority of whom have a number of authorized shares far larger than the 30,000,000 that the Company is authorized to issue, including many that have 100,000,000 or more total shares authorized. Additionally, the Company believes that an increase in the authorized shares of common stock will give us greater flexibility in the future by allowing us to take any one or a combination of the following general corporate initiatives to support the Company’s growth plans:

●	raise additional capital through common stock offerings;
●	provide equity incentives to attract or retain employees, officers, or directors;
●	acquire businesses, technologies, product franchises, or other assets through acquisition activity using our common stock as consideration;
●	issue share dividends; or
●	issue our common stock for other corporate purposes.

Without an increase in the number of authorized shares of common stock, the number of remaining common shares may be insufficient to complete one or more of the above transactions when and if the Board of Directors deems it advisable and in the best interests of the stockholders to do so. We believe that having the additional authorized shares available to the Company for issuance, upon approval of the Board of Directors, will be beneficial to us and our stockholders by allowing us to promptly consider and respond to future business opportunities as they arise, including in relation to acquisition opportunities. Due to market, industry, and other factors, the delay involved in calling and holding a stockholders’ meeting to approve an increase in authorized shares at the time a business opportunity presents itself may prevent us from timely pursuing that opportunity, or may significantly adversely affect the economic or strategic value of that opportunity.

We currently have no specific plans, arrangements, or understandings to issue additional shares of our common stock, except for issuances under the Second Amended 2003 Plan, and we have not allocated any specific portion of the proposed increase in authorized common shares to any particular purpose. We continually evaluate our capital structure and may consider an equity offering if, among other things, market conditions are favorable or there is a favorable business opportunity for the Company.

The proposed amendment will not affect the rights of existing shareholders of our common stock, except to the extent that future issuances of our common stock, including the additional shares that would be authorized if the proposed amendment is approved, may dilute the current equity ownership position of current holders of our common stock and may be made without further stockholder approval, unless otherwise required by applicable laws or stock exchange regulations. Although the Board of Directors is motivated by business and financial considerations in proposing this amendment, stockholders should be aware that the amendment could be viewed as an anti-takeover provision. The amendment might discourage an attempt by a third party to gain control of us by acquiring a substantial number of shares of our common stock in order to complete a merger, sale of all or any part of our assets, or similar transactions, because the issuance of new shares could be used to dilute the stock ownership of that third party.

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All shares of our common stock, including those now authorized and those that would be authorized by the approval of this proposed amendment, are equal in rank and have the same voting, dividend, and liquidation rights. Existing stockholders have no preemptive rights to acquire or subscribe to any of the additional shares of common stock that would be authorized by the approval of this amendment. If the amendment is approved, it will become effective upon the filing of Articles of Amendment of our Restated Articles of Organization, as amended, with the Secretary of the Commonwealth of Massachusetts.

Currently, our Restated Articles of Organization, as amended, authorizes the Company to issue 1,250,000 shares of preferred stock, of which 175,000 shares have been designated as Series B Junior Participating Cumulative Preferred Stock, par value $0.01. No other class of capital stock of the Company is authorized. The Company is not proposing, and the proposed amendment to our Restated Articles of Organization will not result in, any change to our authorized preferred stock.

Vote Required

The affirmative vote of the holders of a majority of the outstanding shares of common stock as of the Record Date is required to approve the amendment to the Company’s Restated Articles of Organization, as amended, to increase the aggregate number of shares of common stock that the Company is authorized to issue to 60,000,000 shares, par value $0.01, from 30,000,000 shares, par value $0.01. Abstentions and broker non-votes, if any, will have the same effect on the result of this vote as votes against the proposal.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THIS AMENDMENT TO OUR RESTATED ARTICLES OF ORGANIZATION.

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ANIKA THERAPEUTICS, INC.
ATTN: SYLVIA CHEUNG
32 WIGGINS AVE.
BEDFORD, MA 01730
U.S.A.

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E05454-P77423 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ANIKA THERAPEUTICS, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Raymond J. Land
02) Glenn R. Larsen, Ph.D.

The Board of Directors recommends you vote FOR proposals 2, 3, and 4:	For	Against	Abstain
2. Approval to amend the Company's Restated Articles of Organization to increase authorized shares of common stock to 60,000,000 from 30,000,000.	☐	☐	☐
3. Ratification of appointment of independent registered public accounting firm.	☐	☐	☐
4. Advisory vote on the compensation of the Company's named executive officers.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

For address change/comments, mark here. ☐
(see reverse for instructions)

Please indicate if you plan to attend this meeting. ☐ Yes ☐ No

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

E05455-P77423

ANIKA THERAPEUTICS, INC.
Annual Meeting of Stockholders
June 1, 2016 11:30 AM
This proxy is solicited on behalf of the Board of Directors

The undersigned, having received notice of the Annual Meeting of Stockholders and the Proxy Statement furnished herewith, revoking all prior proxies, hereby appoints Dr. Charles H. Sherwood and Ms. Sylvia Cheung, and each of them, with full power of substitution, as proxies to represent and vote all shares of common stock which the undersigned would be entitled to vote, if personally present, at the 2016 Annual Meeting of Stockholders of Anika Therapeutics, Inc. (the "Company") to be held at the Company's office, 32 Wiggins Avenue, Bedford, MA 01730 on Wednesday, June 1, 2016, at 11:30 a.m., local time, and at any adjournment or postponement thereof, with respect to the matters set forth on the reverse side. Any proxy may be revoked by a stockholder by delivery of a written revocation or a subsequently dated proxy to the Secretary of the Company before the taking of the vote at the 2016 Annual Meeting, by properly casting a new vote via the Internet or Telephone at any time before the closure of the Internet or Telephone facilities, or by voting in person at the meeting. Attendance of the stockholder at the meeting or any adjournment or postponement thereof will not in and of itself constitute revocation of this proxy.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted "FOR" the election of directors, "FOR" Items 2, 3, and 4, in each case, in accordance with the Board of Directors' recommendations, and voted in accordance with the discretion of the persons named as proxies on any other matters that may properly come before the Annual Meeting.

Address Changes/Comments: ____

____

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side